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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
          Date of Report (Date of earliest event reported): May 4, 2004

                        Commission File Number 001-31921

                      COMPASS MINERALS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

Delaware                                                              48-1135403
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                            Identification Number)

                               8300 College Blvd.
                             Overland Park, KS 66210
                                 (913) 344-9200
          (Address of principal executive offices and telephone number)

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 9. REGULATION FD DISCLOSURE

      The Company is furnishing this information required by Item 12 "Results of Operations and Financial Condition" under this Item 9 in accordance with SEC Release No. 33-8216.

      On May 4, 2004, Compass Minerals International, Inc., reported its first quarter 2004 financial results. A copy of the press release is attached as exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          COMPASS MINERALS INTERNATIONAL, INC.


Date:  May 4, 2004                        /s/ Rodney Underdown
                                          --------------------
                                          Rodney Underdown
                                          Chief Financial Officer

                                  EXHIBIT INDEX

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Exhibit No.                                 Description
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
99.1                                        Press release dated May 4, 2004
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